Exhibit 99.1

TurboChef Announces Agreement to Merge with The Middleby Corporation

Company Reports Results for 2008 Second Quarter;
Customer Relationships and Competitive Position Remain Strong

Atlanta, Georgia, August 12, 2008 – TurboChef Technologies, Inc. (NASDAQ-GM: OVEN) and The Middleby Corporation (NASDAQ: MIDD) today announced they have entered into an agreement of merger. In the proposed transaction, holders of common stock of the Company will receive $3.67 cash per share and .0486 shares of Middleby common stock. Based on closing prices as of August 11th, the consideration would equate to $6.47 per share, a premium of 30.3% to TurboChef’s 20-day trading average price. The acquisition is subject to the approval of the stockholders of the Company and regulatory approval. Consummation of the transaction is also subject to other customary closing conditions. The Company anticipates closing the transaction in 2008.

Richard Perlman, Chairman, and Jim Price, President, commented, “We have long admired and respected The Middleby Corporation and its management team and believe this transaction is in the best long-term interests of TurboChef shareholders. We believe Middleby’s manufacturing and operational expertise, global reach and installed customer base matches up extraordinarily well with TurboChef’s leading edge speed cook technology, R&D capability and industry leading customer service. We think this is a great transaction for TurboChef employees and TurboChef shareholders as they now have the opportunity to potentially benefit from holding Middleby stock.”

In addition, TurboChef last evening reported financial results for the three and six months ended June 30, 2008.

Significant Items:

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Second quarter 2008 revenue was $21.2 million, an 8% decrease from the year-ago quarter revenue of $23.0 million, reflecting a difficult external economic environment. A number of customers have pushed out their orders reflecting concerns about their own business results, prospects and credit conditions which are slowing the opening of new stores. The number of current customers and potential new customers that are evaluating and testing the Company’s new commercial ovens continues to grow with the Company receiving very positive feedback from the ongoing evaluations to date. The current quarter’s revenue included $499,000 attributable to the Company’s Residential segment, a 53% increase over the first quarter of 2008. In addition, overall gross margins were 41% for the quarter, 180 basis points improved over the year-ago quarter. Beyond the impact of current economic conditions, revenues were somewhat less than anticipated because a portion of orders that had been expected for the quarter came in with certain provisions that precluded revenue recognition in the current quarter but which will be recognized in subsequent quarters. Despite the current quarter results, total revenues for the six months ended June 30, 2008 were 11% above the results for the year-ago period.

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The Commercial segment posted operating income of $1.8 million or 8.7% for the second quarter of 2008. For the year-ago quarter, the Commercial segment operating income was $3.1 million or 13% on revenues that were 11% greater. Commercial segment operating income in the current quarter was negatively impacted by a $469,000 increase in legal costs primarily related to patent litigation.

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Diversification of the Commercial customer base continues as the Company’s two largest contract customers accounted for only approximately 29% of the quarter’s revenue, while the third most significant contract customer added approximately 5%. One of the Company’s important customers has recently announced it will continue its breakfast sandwich program in the U.S. with a reformulated and expanded menu. The Company views this as a positive development for continued and expanded business with this customer. Approximately $14.0 million, or 66% of the second quarter’s revenue, was from sales to other than these three contract customers, an increase of 77% over the year-ago quarter and, notably, an important indication of continued broad adoption of speed cook technology.

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The Company’s role in the successful rollout of Dunkin’ Brands new Oven-Toasted menu powered by the TurboChef® Tornado® oven was recognized when Dunkin’ Brands recently honored the Company as its 2007 Supplier of the Year, citing “a technology that has revolutionized the Dunkin’ Donuts product offering . . .” and, “[t]he TurboChef group far exceeded our expectations . . .”. Management believes that the Company’s focus on service and support enhances the value proposition for its customers and is a major differentiator for TurboChef in the marketplace.

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The Residential segment reported an operating loss of $5.3 million for the quarter. Excluding the impact of the largely non-cash costs recognized in the quarter related to the previously announced realignment of the Residential business ($1.2 million) and the wholly non-cash costs associated with accounting for the equity consideration for the multi-year marketing services agreement recently signed with Martha Stewart Living Omnimedia, Inc. (MSLO) ($1.3 million), the segment’s operating loss would have been $2.8 million on a non-GAAP basis, approximately $1.1 million, or 28%, less than the year-ago quarter. This operating loss comparison for the segment reflects only a partial benefit of the Company’s previously announced cost-reduction initiatives to realign its Residential business in light of current market conditions.

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The Company’s Commercial segment continues to provide ovens, service and consumables to its three major contract customers around the globe and continues to experience impressive growth in the non-contract portion of the Commercial business including positive response to its recent release of new products, floor model and countertop conveyor ovens and the i5 speed cook batch oven. The Company believes there are a number of positive factors regarding its Commercial business and remains relatively optimistic regarding the Commercial business overall.

Financial Review

For the three months ended June 30, 2008, total revenue was $21.2 million compared with $23.0 million in the year-ago quarter. Unit sales to contract customers decreased in the second quarter which had been expected as a result of last quarter’s completion of the domestic portion of the oven roll-out to one major customer, Dunkin’ Brands. Sales to this customer will continue to international locations and for new store expansion. The decrease in unit sales to contract customers was partly offset by a significant increase in unit sales to non-contract customers; however, a portion of orders which had been expected from certain of these customers for the quarter came in with certain provisions that precluded their recognition in the current quarter. For the six months ended June 30, 2008, total revenue was $45.7 million compared with $41.3 million for the year-ago period.

As a percentage of total sales, cost of product sales for the second quarter was 58.9% as compared with 60.7% for the year-ago quarter.

Selling, general and administrative (SG&A) expenses for the quarter were $12.8 million, including approximately $1.3 million in non-cash cost related to the MSLO marketing agreement and $1.2 million in costs related to the previously announced realignment of the Residential business. Excluding these costs, aggregate SG&A for the second quarter were $10.3 million on a non-GAAP basis. SG&A for the year-ago quarter was $13.2 million or, on a non-GAAP basis, $10.0 million excluding $3.2 million related to the Company’s investigation of stock option practices ongoing at the time. The Company implemented cost-reduction initiatives in the second quarter 2008 which are anticipated to achieve annualized savings of approximately $3.0 million commencing in the second half of the year.

The Company reported a net loss of $6.8 million or $0.22 per share for the second quarter of 2008 compared with a net loss of $6.5 million or $0.22 per share in the year-ago quarter. Excluding the effects described in the preceding paragraph of the costs incurred to realign the Residential business and the costs associated with the MSLO agreement (both largely non-cash), on a non-GAAP basis, the second quarter 2008 net loss would have been $4.3 million or $0.14 per share.

Non-GAAP Disclosure

In addition to the GAAP results provided in this release, the Company provides information for non-GAAP operating loss, SG&A, net loss and loss per share (non-GAAP EPS) for the second quarter of 2008 and non-GAAP SG&A for the second quarter of 2007. These non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measures most directly comparable to non-GAAP operating loss, SG&A, net loss and loss per share are operating loss, SG&A, net loss and net loss per share.

Non-GAAP operating loss, SG&A, net loss and loss per share for the second quarter 2008 exclude costs associated with realigning the Residential business and the cost associated with the MSLO agreement, both largely non-cash. Management believes that providing these non-GAAP financial measures better enables investors to understand and evaluate the Company's current operating performance. More specifically, management excludes the realignment costs because it believes that these costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of the Company's future operating performance or comparisons to the Company's past operating performance. Management believes that exclusion of the MSLO costs enables investors to better understand the cash requirements for the Residential business and make a more meaningful comparison to this business’ past operating performance. SG&A for the second quarter 2007 excludes costs related to the Company’s investigation of stock option practices ongoing at the time. Management believes that exclusion of the stock option investigation costs facilitates a comparison of SG&A costs in the periods presented.

These non-GAAP financial measures may have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP. Other companies may calculate non-GAAP EPS differently than the Company does, limiting the usefulness of those measures for comparative purposes.

Commentary

Richard Perlman, Chairman, said, “Since we reported our first quarter results, we’ve seen the economy have a dampening effect on our commercial revenues. While our customer relationships remain very strong, our customers are also being affected by the economy in this challenging environment.”

Jim Price, President, added, “In light of the current housing situation and overall economic conditions, the Company is scaling back its residential marketing and promotional spend and will scale back the entire residential business in keeping with the realities of current conditions. We were pleased to have seen an increase in our residential oven sales particularly in this environment. We are now shipping the Single Wall Oven, the newest addition to our product line and continue development on additional products to enhance the residential offerings. We are confident that the business will be positioned to capture the upturn when the residential market recovers.”

About TurboChef

TurboChef Technologies, Inc. is a leading provider of equipment, technology and services focused on the high-speed preparation of food products for the worldwide commercial primary cooking equipment market and offers equipment for residential markets through the application of its high-speed cooking technologies, as well. TurboChef’s user-friendly speed cook ovens employ proprietary combinations of heating technologies to cook a variety of food products at speeds faster than, and to quality standards that it believes are comparable or superior to, that of conventional heating methods.  The address of TurboChef’s principal executive offices is Six Concourse Parkway, Suite 1900, Atlanta, GA  30328. Visit TurboChef at www.turbochef.com.

The Company’s previously announced conference call to discuss its second quarter results rescheduled for Tuesday, August 12, 2008, at 8:00 a.m. EDT has now been cancelled.

For more information, contact:

James A. Cochran
Senior Vice President – Investor Relations and Corporate Strategy
TurboChef Technologies, Inc.
Six Concourse Parkway
Suite 1900
Atlanta, Georgia  30328
(678) 987-1700

Important Information

In connection with the proposed merger, the parties intend to file relevant materials with the Securities Exchange Commission ("SEC"), including a joint proxy statement/prospectus regarding the proposed transaction. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about TurboChef and Middleby without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the joint proxy statement/prospectus can also be obtained, without charge, once they are filed with the SEC, by directing a request to TurboChef Technologies, Inc., Attention: Investor Relations, Six Concourse Parkway, Suite 1900, Atlanta, GA 30328 (678) 987-1700.

TurboChef and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the security holders of TurboChef in connection with the proposed transaction. Information about TurboChef’s directors and executive officers is available in TurboChef’s proxy statement, dated June 11, 2008, for its 2008 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this release, and other written or oral statements made by or on behalf of TurboChef, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding future events and developments and our future performance, as well as management’s expectations, beliefs, plans, guidance, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: the uncertainty of market acceptance and demand for the Company’s products, the ability to obtain additional financing necessary to expand operations, the uncertainty of consumer acceptance of new products or technologies that may be offered by TurboChef, the dependence on a limited number of customers, relationships with and dependence on third-party equipment manufacturers and suppliers, impact of competitive products and pricing, and the results of government inquiries and possible regulatory action or private litigation regarding the Company’s stock option grants and practices.  The words “looking forward,” “believe,” “expect,” “likely,” “should” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only for the date the statement was made. TurboChef Technologies, Inc. undertakes no obligation to publicly update any forward-looking statements, whether as a result of future events, new information or otherwise.